UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 30, 2009
Diamond Offshore Drilling, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15415 Katy Freeway
Houston, Texas 77094

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 492-5300
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Furnished herewith is a copy of the press release referred to in Item 8.01 of this report, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.
Item 8.01. Other Events
     On September 30, 2009, Diamond Offshore Drilling, Inc. (the “Company”) issued a press release announcing that a wholly owned subsidiary, Diamond Offshore Drilling Limited, acquired from PetroRig II Pte Ltd the construction contract to purchase the new-build, 7,500-foot, dynamically positioned semi-submersible offshore drilling unit PetroRig II. The rig is to be renamed the Ocean Valor.
     The purchase of the rig from Jurong Shipyard Pte Ltd is expected to be completed on or about 1 October, 2009 in Singapore. The aggregate amount of the consideration paid to acquire the construction contract and the remaining payment due to Jurong Shipyard under the construction contract is approximately $490 million exclusive of initial mobilization costs, final commissioning, drillstring and necessary spares.
     Statements in this report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, without limitation, statements which project, indicate or imply future results and may contain words like “expect,” “intend,” “plan,” “will,” “estimated” and “budgeted,” among others. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. These factors include, among others, the risk in connection with satisfaction of the construction contract and delivery of the rig and the risk that a drilling contract will not be obtained in a timely manner, general economic and business conditions, changes in oil and natural gas prices, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based. A further discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit number	Description

99.1	Press release dated September 30, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.
By:	/s/ William C. Long
William C. Long
Senior Vice President, General Counsel and Secretary

Dated: September 30, 2009

4